POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints George T. Newhart her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities, in connection with the Dynamics Corporation of America Annual Report on Form 10-K for the year ended December 31, 1996 (the "Form 10-K") under the Securities Exchange Act of 1934, as amended, including, without limiting the generality of the foregoing, to sign the Form 10-K in the name and on behalf of the undersigned as a director of the Corporation, and any amendments or supplements to the Form 10-K filed with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has signed these presents this 6th day of August, 1997.

                            /s/ Jeannine M. Davis
                            __________________________
                            Jeannine M. Davis



                             POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints George T. Newhart his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the Dynamics Corporation of America Annual Report on Form 10-K for the year ended December 31, 1996 (the "Form 10-K") under the Securities Exchange Act of 1934, as amended, including, without limiting the generality of the foregoing, to sign the Form 10-K in the name and on behalf of the undersigned as a director of the Corporation, and any amendments or supplements to the Form 10-K filed with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has signed these presents this 6th day of August, 1997.

                            /s/ Joseph P. Walker
                            _________________________
                            Joseph P. Walker